Exhibit 99.1

NEWS RELEASE

Curtiss-Wright Contact:	Williams Controls Contact:
Jim Ryan	Dennis Bunday
(973) 541-3766	(503) 684-8600

CURTISS-WRIGHT ANNOUNCES DEFINITIVE MERGER AGREEMENT WITH WILLIAMS CONTROLS

Leading Provider of Highly-Engineered Electronic Sensors and Throttle Controls for Vehicles in Industrial and Military Markets to be Acquired by Innovative Engineering Company

PARSIPPANY, N.J., PORTLAND, OR. – November 1, 2012 – Curtiss-Wright Corporation (NYSE: CW) and Williams Controls (NYSE: WMCO) jointly announced today that they have entered into a definitive agreement that provides for the merger of Williams Controls with a wholly-owned subsidiary of Curtiss-Wright. Williams Controls is a leading designer and manufacturer of highly-engineered electronic sensors and electronic throttle controls for off-road equipment, heavy trucks, and military vehicles. The acquired business will operate within Curtiss-Wright’s Motion Control segment.

“The acquisition of Williams Controls, which will closely follow our acquisition of PG Drives, will strengthen and expand Curtiss-Wright’s existing industrial controls business and is another step toward our vision to be the supplier of choice for driver control subsystems in specialty vehicles,” said Martin R. Benante, Chairman and CEO, Curtiss-Wright Corporation. “For over 75 years, Williams Controls has been a leading designer and manufacturer of critical vehicle controls technology and brings unmatched expertise, experience and long-standing customer relationships to Curtiss-Wright.”

Patrick W. Cavanagh, Williams Controls’ President and Chief Executive Officer, said, “This transaction enables Williams Controls to achieve its strategic vision while returning significant value to our stockholders. By combining Williams Controls’ global leadership in electronic throttle controls with Curtiss-Wright’s Motion Control segment, we can more quickly expand our pedal systems, sensors and joysticks to become a solutions supplier to all of our customers in the commercial truck and off-road markets.” Mr. Cavanagh continued, “Williams Controls’ commitment to our employees, customers and local communities remains unchanged. We expect all of our stakeholders to benefit from being part of a larger and more diverse company that shares our focus for superior quality, leading technology and innovative products for customers worldwide.”

Curtiss-Wright Corporation 10 Waterview Boulevard, Parsippany, NJ 07054 (973) 541-3700 • FAX (973) 541-3699 www.curtisswright.com	Williams Controls 14100 SW 72nd Avenue, Portland, OR 97224 (503) 684-8600 • FAX (503) 684-8618 www.wmco.com

Curtiss-Wright will acquire Williams Controls in a cash tender offer for $15.42 per share, representing a total purchase price of approximately $119 million. The closing price of Williams Controls’ common stock on October 31, 2012 was $10.91 per share. Williams Controls’ Board of Directors unanimously approved the transaction on Wednesday, October 31, 2012.

Shares held by directors and named executive officers of the Company and certain funds affiliated with Dolphin Direct Equity Partners, L.P. which collectively hold shares of Williams Controls’ common stock equal to approximately 26% of the outstanding shares of Williams Controls have entered into tender and support agreements with Curtiss-Wright pursuant to which they have agreed to support the transaction and tender their shares in the offer.

About Williams Controls

Founded in 1937, Williams Controls is a recognized leader in the production of critical controls and assemblies for specialty vehicles, including sensors, electronic throttle controls and joysticks. The company’s products address the long-term trend toward higher fuel efficiency and lower emissions with more highly-calibrated and responsive technology embedded in throttle systems that are electronically-engineered and ergonomically designed to foster improved operating performance. Demand for these products is expanding in many markets as countries such as China, India and Russia are implementing more stringent emissions standards for heavy trucks and specialty vehicles. Williams Controls also designs and manufactures adjustable foot pedals and arm rests, a line of pneumatic products including air valves, switches, and throttle controls for the heavy truck and bus markets, and a line of joysticks primarily for the off-road market.

Williams Controls has approximately 300 employees and generated sales of approximately $66 million in 2011. In addition to its headquarters in Portland, Oregon, the company operates world-class manufacturing facilities in Suzhou, China, and Pune, India. The transaction is expected to close late in the fourth quarter of 2012.

About Curtiss-Wright Corporation

Curtiss-Wright Corporation is an innovative engineering company that provides highly engineered, critical function products, systems and services in the areas of flow control, motion control and metal treatment to the defense, energy and commercial/industrial markets. The legacy company of Glenn Curtiss and the Wright brothers, Curtiss-Wright has a long tradition of design and manufacturing innovation along with long-standing customer relationships. The company employs approximately 8,600 people worldwide. For more information, visit www.curtisswright.com

About Curtiss-Wright Motion Control Segment

Curtiss-Wright Controls, Inc., headquartered in Charlotte, NC, is the Motion Control business segment of Curtiss-Wright Corporation. This business segment designs and manufactures complex motion control components, systems and subsystems for very specialized defense, commercial aerospace and general industrial applications. For more information, visit www.cwcontrols.com

ADDITIONAL INFORMATION

The tender offer described herein has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of Williams Controls. At the time the tender offer is commenced, Curtiss-Wright Corporation will file a tender offer statement and Williams Controls will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the United States Securities and Exchange Commission (the “SEC”). Investors and security holders of Williams Controls are strongly advised to read the tender offer documents that will be filed with the SEC, because they will contain important information that Williams Controls’s stockholders should consider before tendering their shares. These documents will be available for free at the SEC’s web site (http://www.sec.gov). Copies of Curtiss-Wright Corporation’s and Williams Controls’s filings with the SEC may be obtained at the SEC’s web site (http://www.sec.gov) or by directing a request to Curtiss-Wright Corporation at (973) 541-3766 or to Williams Controls at (503) 684-8600.

FORWARD-LOOKING STATEMENTS

Forward Looking Statements by Curtiss-Wright Corporation

This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions. Such statements, including statements relating to Curtiss-Wright Corporation’s expectations for the future performance of Williams Controls, the future opportunities associated with the acquisition, and the success of the Company integrating Williams Controls into its Motion Controls segment, are not considered historical facts and are considered forward-looking statements under the federal securities laws. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include the possibility that the Company will not consummate a transaction with Williams Controls and the risk factors discussed in our Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other SEC filings. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law. Please refer to the Company’s current SEC filings under the Securities Exchange Act of 1934, as amended, for further information.

Forward Looking Statements by Williams Controls

Certain statements included in this news release, as they pertain to Williams Controls, constitute forward-looking statements made by Williams Controls pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are based on Williams Controls’ management’s assumptions and projections, and are generally identifiable by use of the words of a predictive nature. Statements about the expected timing and consummation of the completion of the tender offer and merger, for example, are forward-looking in nature. Because management’s expectations are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. Williams Controls cannot assure you that factors beyond its control, such as factors that substantially impact its business operations or financial performance; the instigation of litigation involving Williams Controls, its business, or the transactions described herein; the discovery of unknown or unforeseen circumstances that affect that company’s assets or operations; or conditions affecting the global economy (particularly if they disproportionately affect Williams Controls), will not delay or prevent consummation of the transactions described above. In addition, Williams Controls’ business is subject to certain other risks, particularly including those risks discussed in the section entitled “Risk Factors” in Williams Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

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